VK-AMVA SUM -SUP-1 061416

Summary Prospectus Supplement dated June 14, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco American Value Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Thomas R. Copper	Portfolio Manager (co-lead)	2010 (predecessor fund 2005)
Jeffrey Vancavage	Portfolio Manager (co-lead)	2016
Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)
John Mazanec	Portfolio Manager	2010 (predecessor fund 2008)

Effective on or about September 30, 2016, John Mazanec will no longer serve as Portfolio Manager to the Fund.”

VK-AMVA SUM -SUP-1 061416